Exhibit 99.1

HeartCore Reports Second Quarter 2024 Financial Results

NEW YORK and TOKYO, August 14, 2024 (GLOBE NEWSWIRE) – HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or “the Company”), a leading enterprise software and consulting services company based in Tokyo, reported financial results for the second quarter ended June 30, 2024.

Second Quarter 2024 and Recent Operational Highlights

●	Partnered with INCUDATA Corp. to enhance corporate digital marketing strategies
●	Announced Go IPO Client, BloomZ, began trading on the Nasdaq Stock Exchange
●	Authorized second dividend payment of $0.02 per share
●	Partnered with Hitachi Systems, Ltd. to offer combined package of HeartCore CMS and GRED Web Security Assessment Cloud
●	Announced and hosted seminar on U.S. exchange listing strategies for Japanese companies with Akerman LLP and Gateway Group
●	Sold a Go IPO Client Warrant for $9 million that will be recognized as revenue when the client becomes a publicly listed company, which is expected to occur in Fall 2024
●	Disbursed first dividend payment of $0.02 per share on May 3, 2024
●	Expanded partnership with Heart-Tech Health
●	Engaged with Onside Content to develop AI-based content marketing evaluation and reporting index solution
●	Signed 14th Go IPO Client
●	Formed an Artificial Intelligence Software Development Division

Management Commentary

“We achieved significant strides in our Go IPO business, highlighted by the successful listing of one of our clients on the Nasdaq, which is the first Japanese IPO since September 2023 and the third IPO since the inception of this business,” said HeartCore CEO Sumitaka Kanno Yamamoto. “We are hopeful that this milestone marks the genesis of a second wave of Japanese IPOs, as the Go IPO pipeline continues to show promising developments. Currently, we have three to four clients scheduled to go public by the end of the year. These Go IPO deals are expected to be instrumental in our second-half performance, and with an optimistic outlook on the resurgence of Japanese IPOs, we anticipate that our Go IPO business will play a key role in driving profitable returns in the upcoming quarter.”

“With 20% organic growth this quarter, and 30% organic growth expected for 2024, our software division continues to remain a stable growth engine and reliable source of cash flow, serving as the lifeblood of HeartCore’s business operations. In addition, our strategic partnerships with Hitachi Systems and INCUDATA Corp., two prominent Japanese IT companies, will further enhance and innovate our software offerings, which will play a vital role in maintaining our 90% plus customer retention rate and separating ourselves from competitors. I am very encouraged by every arm within our software umbrella, as each one is projected to be profitable and has proven to deliver immense value to clients. The next few quarters look extremely bright for HeartCore; we look forward to sharing additional positive news around our Go IPO initiatives and other general operational updates.”

Second Quarter 2024 Financial Results

Revenues were $4.1 million compared to $5.1 million in the same period last year. The decrease was primarily due to an approximate 10% depreciation on the Japanese yen and a decrease in maintenance and supporting services, as the Company entered into a significant maintenance service contract with an important customer in 2023. Additionally, although the organic software business has grown by more than 20%, the Company’s subsidiary, Sigmaways recognized losses within its business, and one of the Company’s GO IPO clients has returned its fees after discovering that it could not go public.

Gross profit decreased to $0.8 million compared to $1.5 million in the same period last year. The decrease was primarily due to the aforementioned reasons above.

Operating expenses decreased to $2.3 million compared to $3.0 million in the same period last year. The improvement was primarily due to lower selling and general and administrative expenses.

Net loss was about $2.2 million or $(0.09) per diluted share compared to a net loss of $1.0 million or $(0.04) per diluted share, in the same period last year.

As of June 30, 2024, the Company had cash and cash equivalents of $3.8 million compared to $1.0 million on December 31, 2023.

Six-Months 2024 Financial Results

Revenues were $9.1 million compared to $13.8 million in the same period last year. The decrease was primarily due to decreased revenues from Go IPO consulting services, as the Company received warrants from two IPO consulting customers who successfully listed on the Nasdaq in the same period last year, and a decrease in maintenance and supporting services, as the Company entered into a significant maintenance service contract with an important customer in 2023. Additionally, although the organic software business has grown by more than 20%, the Company’s subsidiary, Sigmaways recognized losses within its business, and one of the Company’s GO IPO clients has returned its fees after discovering that it could not go public.

Gross profit was $2.8 million compared to $7.1 million in the same period last year. The decrease was primarily due to the aforementioned reasons above.

Operating expenses decreased to $5.0 million compared to $6.3 million in the same period last year. The decrease was primarily due to lower selling and general and administrative expenses.

Net loss was about $3.7 million or $(0.16) per diluted share compared to a net income of $0.8 million or $0.05 per diluted share, in the same period last year.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at and https://heartcore-enterprises.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860

HeartCore Enterprises, Inc.

Consolidated Balance Sheets

	June 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,806,349	$1,012,479
Accounts receivable	2,440,872	2,623,682
Investments in marketable securities	435,498	642,348
Investment in equity securities	-	300,000
Prepaid expenses	3,877,454	536,865
Current portion of long-term note receivable	100,000	100,000
Due from related party	40,495	44,758
Other current assets	199,221	234,761
Total current assets	10,899,889	5,494,893

Non-current assets:
Accounts receivable, non-current	640,197	-
Property and equipment, net	640,787	763,730
Operating lease right-of-use assets	2,106,466	2,467,889
Intangible asset, net	4,196,875	4,515,625
Goodwill	3,276,441	3,276,441
Long-term investment in SAFE	350,000	-
Long-term investment in equity securities	300,000	-
Long-term investment in warrants	543,120	2,004,308
Long-term note receivable	200,000	200,000
Deferred tax assets	395,743	369,436
Security deposits	310,833	348,428
Long-term loan receivable from related party	145,274	182,946
Other non-current assets	70,309	71
Total non-current assets	13,176,045	14,128,874
	-
Total assets	$24,075,934	$19,623,767
LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$1,757,545	$1,757,038
Accounts payable and accrued expenses - related party	21,579	-
Accrued payroll and other employee costs	628,136	723,305
Due to related party	140	1,476
Short-term debt	-	135,937
Current portion of long-term debts	508,729	371,783
Insurance premium financing	112,488	-
Factoring liability	320,759	562,767
Operating lease liabilities, current	358,377	396,535
Finance lease liabilities, current	15,992	17,445
Income tax payables	1,142	162,689
Deferred revenue	2,207,420	2,166,175
Other current liabilities	9,261,012	216,405
Total current liabilities	15,193,319	6,511,555

Non-current liabilities:
Long-term debts	1,403,569	1,770,352
Operating lease liabilities, non-current	1,804,967	2,135,160
Finance lease liabilities, non-current	52,055	66,779
Deferred tax liabilities	1,175,125	1,264,375
Other non-current liabilities	685,364	208,732
Total non-current liabilities	5,121,080	5,445,398

Total liabilities	20,314,399	11,956,953

Shareholders’ equity:
Preferred shares ($0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding as of June 30, 2024 and December 31, 2023)	-	-
Common shares ($0.0001 par value, 200,000,000 shares authorized; 20,864,144 and 20,842,690 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	2,085	2,083
Additional paid-in capital	19,325,270	19,594,801
Accumulated deficit	(18,047,919)	(14,763,469)
Accumulated other comprehensive income	325,857	331,881
Total HeartCore Enterprises, Inc. shareholders’ equity	1,605,293	5,165,296
Non-controlling interests	2,156,242	2,501,518
Total shareholders’ equity	3,761,535	7,666,814

Total liabilities and shareholders’ equity	$24,075,934	$19,623,767

HeartCore Enterprises, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Income (Loss)

	For the six months ended June 30,
	2024	2023

Revenues	$9,113,120	$13,829,523
Cost of revenues	6,275,050	6,688,004
Gross profit	2,838,070	7,141,519

Operating expenses:
Selling expenses	399,115	1,056,704
General and administrative expenses	4,428,712	5,133,094
Research and development expenses	200,402	119,232
Total operating expenses	5,028,229	6,309,030

Income (loss) from operations	(2,190,159)	832,489

Other income (expenses):
Changes in fair value of investments in marketable securities	(430,331)	(229,022)
Changes in fair value of investments in warrants	(1,237,707)	166,107
Interest income	4,624	50,270
Interest expenses	(73,701)	(82,454)
Other income	134,874	124,001
Other expenses	(49,050)	(36,754)
Total other expenses	(1,651,291)	(7,852)

Income (loss) before income tax provision	(3,841,450)	824,637

Income tax expense (benefit)	(152,330)	39,446

Net income (loss)	(3,689,120)	785,191
Less: net loss attributable to non-controlling interests	(404,670)	(185,298)
Net income (loss) attributable to HeartCore Enterprises, Inc.	$(3,284,450)	$970,489

Other comprehensive income (loss):
Foreign currency translation adjustment	(13,825)	5,499

Total comprehensive income (loss)	(3,702,945)	790,690
Less: comprehensive loss attributable to non-controlling interests	(412,471)	(187,258)
Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.	$(3,290,474)	$977,948

Net income (loss) per common share attributable to HeartCore Enterprises, Inc.
Basic	$(0.16)	$0.05
Diluted	$(0.16)	$0.05

Weighted average common shares outstanding
Basic	20,859,429	19,959,333
Diluted	20,859,429	19,959,333

HeartCore Enterprises, Inc.

Unaudited Consolidated Statements of Cash Flows

	For the six months ended June 30,
	2024	2023

Cash flows from operating activities
Net income (loss)	$(3,689,120)	$785,191
Adjustments to reconcile net income (loss) to net cash flows used in operating activities:
Depreciation and amortization expenses	374,946	306,097
Amortization of debt issuance costs	2,296	1,316
Non-cash lease expense	182,546	155,301
Gain on termination of lease	(469)	-
Deferred income taxes	(153,531)	(75,240)
Stock-based compensation	147,754	1,094,393
Warrants received as noncash consideration	-	(4,009,335)
Changes in fair value of investments in marketable securities	430,331	229,022
Changes in fair value of investment in warrants	1,237,707	(166,107)
Loss on disposal of property and equipment	1,894	-
Changes in assets and liabilities:
Accounts receivable	(548,402)	(596,312)
Prepaid expenses	158,110	1,245
Other assets	(7,526)	23,277
Accounts payable and accrued expenses	272,375	(8,359)
Accounts payable and accrued expenses - related party	21,956	-
Accrued payroll and other employee costs	(278,361)	124
Due to related party	(1,246)	4,214
Operating lease liabilities	(183,047)	(147,035)
Income tax payables	(152,697)	106,625
Deferred revenue	165,073	810,639
Other liabilities	558,667	116,382
Net cash flows used in operating activities	(1,460,744)	(1,368,562)

Cash flows from investing activities
Purchases of property and equipment	(4,134)	(180,451)
Prepayment for property and equipment	(35,209)	-
Advance on note receivable	-	(300,000)
Purchase of long-term investment in SAFE	(350,000)	-
Net proceeds from sale of warrants	5,640,000
Repayment of loan provided to related party	21,166	23,715
Payment for acquisition of subsidiary, net of cash acquired	-	(724,910)
Net cash flows provided by (used in) investing activities	5,271,823	(1,181,646)

Cash flows from financing activities
Payments for finance leases	(8,526)	(11,243)
Proceeds from short-term debt	68,138	-
Repayment of short-term and long-term debts	(281,451)	(411,923)
Repayment of insurance premium financing	(60,201)	(149,250)
Net proceeds from factoring arrangement	-	328,967
Net repayment of factoring arrangement	(242,008)	-
Payments for debt issuance costs	-	(448)
Distribution of dividends	(417,283)
Capital contribution from non-controlling shareholder	67,195	-
Net cash flows used in financing activities	(874,136)	(243,897)

Effect of exchange rate changes	(143,073)	(144,480)

Net change in cash and cash equivalents	2,793,870	(2,938,585)

Cash and cash equivalents - beginning of the period	1,012,479	7,177,326

Cash and cash equivalents - end of the period	$3,806,349	$4,238,741

Supplemental cash flow disclosures:
Interest paid	$74,063	$40,083
Income taxes paid	$117,524	$-

Non-cash investing and financing transactions
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$125,735	$-
Insurance premium financing	$172,689	$389,035
Liabilities assumed in connection with purchase of property and equipment	$-	$2,199
Common shares issued for acquisition of subsidiary	$-	$3,150,000
Warrants converted to marketable securities	$223,481	$1,257,868